       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1998
                                                        REGISTRATION NO. 2-93338



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                         POST-EFFECTIVE AMENDMENT NO. 5
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           __________________________

                            WFC HOLDINGS CORPORATION
                      (SUCCESSOR TO WELLS FARGO & COMPANY)
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                 41-1921346
     (State of Incorporation)              (I.R.S. Employer Identification No.)

                              420 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94163
                                 (800) 411-4932
          (Address and telephone number of principal executive officer)
                           __________________________

                    WELLS FARGO & COMPANY TAX ADVANTAGE PLAN
                              (Full title of plan)
                           __________________________

                                  ROSS J. KARI
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            WFC HOLDINGS CORPORATION
                              420 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94163
                                 (800) 411-4932
             (Name, address, telephone number of agent for service)
                           __________________________

                                    COPY TO:

                             DOUGLAS D. SMITH, ESQ.
                           GIBSON, DUNN & CRUTCHER LLP
                              ONE MONTGOMERY STREET
                            TELESIS TOWER, 26TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94104
                           __________________________

     This Amendment to Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission.

                           __________________________

     This Post-Effective Amendment No. 5 to Registration Statement also constitutes Post-Effective Amendments to the Registration Statements on Form S-8 (Registration Nos. 2-81014 and 2-67299).

                          DEREGISTRATION OF SECURITIES


     The purpose of this Post-Effective Amendment No. 5 (this "Amendment") to the Registration Statement on Form S-8 (Registration No. 2-93338) (the "Registration Statement") of WFC Holdings Corporation, a Delaware corporation and the successor by merger to Wells Fargo & Company, is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, this 13th day of November 1998.


                                WFC HOLDINGS CORPORATION

                                By:      /s/  Richard M. Kovacevich
                                   ------------------------------------------
                                                RICHARD M. KOVACEVICH
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


            SIGNATURE                        TITLE                   DATE

    /s/ Richard M. Kovacevich     Chairman of the Board and      November 13, 1998
   ---------------------------     Chief Executive Officer
      RICHARD M. KOVACEVICH        (Principal Executive
                                   Officer)


         /s/ Ross J. Kari         Executive Vice President       November 13, 1998
   ---------------------------     and Chief Financial Officer
           ROSS J. KARI            (Principal Financial
                                   Officer)


          /s/ Les Quock           Senior Vice President          November 13, 1998
   ---------------------------     and Controller (Principal
            LES QUOCK              Accounting Officer)


      /s/ Stanley S. Stroup       Director                       November 13, 1998
   ---------------------------
        STANLEY S. STROUP


         /s/ John E. Ganoe        Director                       November 13, 1998
   ---------------------------
          JOHN E. GANOE
